                                  EXHIBIT 10.8

                           NETWORK GENERAL CORPORATION

                    1989 OUTSIDE DIRECTORS STOCK OPTION PLAN

                           (As Amended August 9, 1996)

     1. PURPOSE. The Network General Corporation 1989 Outside Directors Stock Option Plan (the "Plan") is established effective as of April 6, 1989 (the "Effective Date") to create additional incentive for the outside directors of Network General Corporation and any successor corporation thereto (collectively referred to as the "Company"), to promote the financial success and progress of the Company.

     2. ADMINISTRATION. The Plan shall be administered by the Board of Directors of the Company (the "Board") and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references to the Board shall also mean the committee if it has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted herein, including, without limitation, the power to terminate or amend the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law. The Board shall have no authority, discretion, or power to select the non- employee directors of the Company who will receive options under the Plan, to set the exercise price of the options granted under the Plan, to determine the number of shares of common stock to be granted under option or the time at which such options are to be granted, to establish the duration of option grants, or alter any other terms or conditions specified in the Plan, except in the sense of administering the Plan subject to the provisions of the Plan. All questions of interpretation of the Plan or of any options granted under the Plan (an "Option") shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan and/or any Option. All Options shall be nonqualified stock options. Any officer of the Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

     3. ELIGIBILITY AND TYPE OF OPTION. The Options may be granted only to directors of the Company who are not employees of the Company or any present or future parent and/or subsidiary corporations of the Company. Options granted to eligible directors of the Company ("Outside Directors") shall be nonqualified stock options; that is, options which are not treated as having been granted under section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"). For purposes of the Plan, a parent corporation and a subsidiary corporation shall be as defined in sections 424(e) and 424(f) of the Code.

     4. SHARES SUBJECT TO OPTION. Options shall be options for the purchase of the authorized but unissued common stock or treasury shares of common stock of the Company (the "Stock"), subject to adjustment as provided in paragraph 8 below. The maximum number of shares of Stock which may be issued under the Plan shall be 1,020,000 shares. In the event that any outstanding Option for any reason expires or is terminated and/or shares of Stock subject to repurchase are repurchased by the Company, the shares allocable to the unexercised portion of such Option, or such repurchased shares, may again be subjected to an Option. Notwithstanding the foregoing, any such shares shall be made subject to a new Option only if the grant of such new Option and the issuance of such shares pursuant to such new Option would not cause the Plan or any Option granted under the Plan to contravene Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and as amended from time to time or any successor rule or regulation ("Rule 16b-3").

     5. TIME FOR GRANTING OPTIONS. All Options shall be granted, if at all, within ten (10) years from the Effective Date.

     6. TERMS, CONDITIONS AND FORM OF OPTIONS. Options granted pursuant to the Plan shall be evidenced by written agreements specifying the number of shares of Stock covered thereby, in the two forms attached hereto as EXHIBIT A and EXHIBIT B, respectively, and incorporated herein by reference (the "Option Agreements"), and shall comply with and be subject to the following terms and conditions:

          (a) AUTOMATIC GRANT OF OPTIONS. Subject to execution by each Outside Director of the appropriate Option Agreement:

               (i) On the Effective Date, each Outside Director shall be granted an Option to purchase sixty thousand (60,000) shares of Stock. Each Outside Director who is first elected to serve on the Board after the Effective Date shall be granted an Option to purchase sixty thousand (60,000) shares of Stock upon such election; provided, however, that on and after November 1, 1993, such number shall be twenty thousand (20,000).

               (ii) Each Outside Director shall be granted an Option to purchase ten thousand (10,000) shares of Stock upon each Anniversary Date of such Outside Director; provided, however, that for Anniversary Dates occurring on and after November 1, 1993, such number shall be five thousand (5,000).
               (iii) The Anniversary Date of an Outside Director who was elected to the Board prior to the Effective Date shall be the date which is twelve (12) months after the Effective Date and successive anniversaries thereof. The Anniversary Date of an Outside Director who is elected to the Board after the Effective Date shall be the date which is twelve (12) months after such election and successive anniversaries thereof.

               (iv) Notwithstanding the foregoing, any Outside Director may elect not to receive an Option granted pursuant to this paragraph 6(a) by delivering written notice of such election to the Board (1) in the case of an initial Option grant, no later than the date upon which such Outside Director commences service on the Board, or (2) in the case of an Option grant pursuant to paragraph 6(a)(ii), no later than six (6) months prior to the date on which such Option would otherwise be granted.

               (v) Notwithstanding any other provision of the Plan, no Option shall be granted to an Outside Director on his Anniversary Date when he is no longer serving as a director of the Company on such Anniversary Date.

          (b) OPTION PRICE. The option price per share for an Option shall be the fair market value, as determined by the average of the high and low prices of a sale of a share of Stock on the National Association of Securities Dealer's Automated Quotations System (the "NASDAQ System") or other national securities exchange, on the date of the granting of the Option. If the date of the granting of the Option does not fall on a day on which the Company's Stock is trading on the NASDAQ System or other national securities exchange, the date on which the option price per share shall be established shall be the last day on which the Company's Stock was so traded prior to the date of the granting of the Option. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying with the provisions of section 424(a) of the Code.

          (c) EXERCISE PERIOD OF OPTIONS. Any Option granted hereunder shall be exercisable for a term of ten (10) years.

          (d) PAYMENT OF OPTION PRICE. Payment of the option price for the number of shares of Stock being purchased pursuant to any Option shall be made in cash, by check, or in cash equivalent.

          (e) STOCKHOLDER APPROVAL. Any Option granted pursuant to the Plan shall be subject to obtaining stockholder approval of the Plan at the first annual meeting of stockholders after the Effective Date. Notwithstanding the foregoing, stockholder approval shall not be necessary in order to grant any Option granted on the Effective Date; provided, however, that the exercise of any such Option shall be subject to obtaining stockholder approval of the Plan.

     7. AUTHORITY TO VARY TERMS. The Board shall have the authority from time to time to vary the terms of the Option Agreements set forth as EXHIBIT A and EXHIBIT B, respectively, either in connection with the grant of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of such revised or amended stock option agreements shall be in accordance with the terms of the Plan. Such authority shall include, but not by way of limitation, the authority to grant Options which are immediately exercisable subject to the Company's right to repurchase any unvested shares of stock acquired by the Optionee on exercise of an Option in the event such Optionee's service as a director of the Company is terminated for any reason.

     8. EFFECT OF CHANGE IN STOCK SUBJECT TO PLAN. Appropriate adjustments shall be made in the number and class of shares of Stock subject to the Plan and to any outstanding Options and in the option price of any outstanding Options in the event of a stock dividend, stock split, reverse stock split, combination, reclassification or like change in the capital structure of the Company.

     9. TRANSFER OF CONTROL. A "Transfer of Control" shall be deemed to have occurred in the event any of the following occurs with respect to the Company.

          (a) the direct or indirect sale or exchange by the stockholders of the Company of all or substantially all of the stock of the Company where the stockholders of the Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company;

          (b) a merger in which the stockholders of the Company before such merger do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company;

          (c) the sale, exchange, or transfer (including, without limitation, pursuant to a liquidation or dissolution) of all or substantially all of the Company's assets (other than a sale, exchange, or transfer to one (1) or more corporations where the stockholders of the Company before such sale, exchange or transfer retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the corporation(s) to which the assets were transferred).

     In the event of a Transfer of Control, any unexercisable and/or unvested portion of the outstanding Options shall be immediately exercisable and vested as of a date prior to the Transfer of Control, as the Board so determines. The exercise and/or vesting of any Option that was permissible solely by reason of this paragraph 9 shall be conditioned upon the consummation of the Transfer of Control. Any Options which are not exercised as of the date of the Transfer of Control shall terminate effective as of the date of the Transfer of Control.

     10. OPTIONS NON-TRANSFERABLE. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution.

     11. TERMINATION OR AMENDMENT OF PLAN. The Board, including any duly appointed committee of the Board, may terminate or amend the Plan at any time; provided, however, that without the approval of the stockholders of the Company, there shall be (a) no increase in the total number of shares of Stock covered by the Plan (except by operation of the provisions of paragraph 8 above), and (b) no expansion in the class of persons eligible to receive Options; and provided, further, that the provisions of the Plan addressing eligibility to participate in the Plan and the amount, price and timing of grants of Options shall not be amended more than once every six (6) months, other than to comport to changes in the Code, or the rules thereunder. In addition to the foregoing, the approval of the Company's stockholders shall be sought for any amendment to the Plan for which the Board deems stockholder approval necessary in order to comply with Rule 16b-3. In any event, no amendment may adversely affect any then outstanding Option or any unexercised portion thereof, without the consent of the Optionee.

     IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing Network General Corporation 1989 Outside Directors Stock Option Plan was duly amended by the Board of Directors of the Company on the 9th day of August, 1996.

                           NETWORK GENERAL CORPORATION
                       NONQUALIFIED STOCK OPTION AGREEMENT
                              FOR OUTSIDE DIRECTORS
                                 (INITIAL GRANT)

     Network General Corporation (the "Company"), granted to the individual named below an option to purchase certain shares of common stock of the Company, in the manner and subject to the provisions of this Option Agreement.

     1.   DEFINITIONS:

          (a)  "Optionee" shall mean_________________________________.

          (b)  "Date of Option Grant" shall mean________________________.

          (c) "Number of Option Shares" shall mean_____________________shares of common stock of the Company as adjusted from time to time pursuant to paragraph 9 below.

          (d) "Exercise Price" shall mean $________ per share as adjusted from time to time pursuant to paragraph 9 below.

          (e) "Initial Exercise Date" shall be the date occurring one (1) year after the Date of Option Grant.

          (f) "Initial Vesting Date" shall be the date occurring one (1) year after the Date of Option Grant.

          (g)  Determination of "Vested Ratio":

                                                                Vested Ratio
                                                                ------------

               On Date of Option Grant                                  0


               On Initial Vesting Date provided the                   1/4
               Optionee has continuously served as a
               director of the Company from the Date of Option Grant until the Initial Vesting Date


               Plus


               For each full month of Optionee's                     1/48
               continuous service as a director of the
               Company from the Initial Vesting Date


               In no event shall the Vested Ratio exceed
               1/1.

          (h) "Option Term Date" shall mean the date ten (10) years after the Date of Option Grant.

          (i)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (j) "Company" shall mean Network General Corporation, a Delaware corporation, and any successor corporation thereto.

          (k) "Plan" shall mean the Network General Corporation 1989 Outside Directors Stock Option Plan.

     2. STATUS OF OPTION. This Option is intended to be a nonqualified stock option and shall not be treated as an incentive stock option as described in section 422(b) of the Code.

     3. ADMINISTRATION. All questions of interpretation concerning this Option Agreement shall be determined by the Board of Directors of the Company (the "Board") and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent reference herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted in the Plan, including, without limitation, the power to terminate or amend the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. Any officer of the Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

     4.   EXERCISE OF THE OPTION.

          (a) RIGHT TO EXERCISE. The Option shall first become exercisable on the Initial Exercise Date. The Option shall be exercisable on and after the Initial Exercise Date and prior to the termination of the Option in the amount equal to the Number of Option Shares multiplied by the Vested Ratio as set forth in paragraph 1 above less the number of shares previously acquired upon exercise of the Option. In no event shall the Option be exercisable for more shares than the Number of Option Shares. Notwithstanding the foregoing, in the event that the adoption of the Plan or any amendment of the Plan is subject to the approval of the Company's stockholders in order for the Option to comply with the requirements of Rule 16b-3, promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Option shall not be exercisable prior to such stockholder approval if the Optionee is subject to Section 16(b) of the Exchange Act.

          (b) METHOD OF EXERCISE. The Option shall be exercisable by written notice to the Company which shall state the election to exercise the Option, the number of shares for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified or registered mail, return receipt requested, to the Chief Financial Officer of the Company, or other authorized representative of the Company, prior to the termination of the Option as set forth in paragraph 6 below, accompanied by full payment of the exercise price for the number of shares being purchased.

          (c) FORM OF PAYMENT OF OPTION PRICE. Such payment shall be made in cash, by check, or in cash equivalent.

          (d) WITHHOLDING. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee shall make adequate provision for foreign, federal and state tax withholding obligations of the Company, if any, which arise in connection with the Option including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, or (ii) the transfer, in whole or in part, of any shares acquired on exercise of the Option.

          (e) CERTIFICATE REGISTRATION. The certificate or certificates for the shares as to which the Option shall be exercised shall be registered in the name of the Optionee, or, if applicable, the heirs of the Optionee.

          (f) RESTRICTION ON GRANT OF OPTION AND ISSUANCE OF SHARES. The grant of the Option and the issuance of the shares upon exercise of the Option shall be subject to compliance with all applicable requirements of federal or state law with respect to such securities. The Option may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other law or regulations. In addition, no Option may be exercised unless (i) a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

          (g) FRACTIONAL SHARES. The Company shall not be required to issue fractional shares upon the exercise of the Option.

     5. NON-TRANSFERABILITY OF THE OPTION. The Option may be exercised during the lifetime of the Optionee only by the Optionee and may not be assigned or transferred in any manner except by will or by the laws of descent or distribution.

     6. TERMINATION OF THE OPTION. The Option shall terminate and may no longer be exercised on the first to occur of (a) the Option Term Date as defined above, (b) the last date for exercising the Option following the Optionee's termination of service as a director of the Company as described in paragraph 7 below, or (c) upon a Transfer of Control as described in paragraph 8 below.

     7.   TERMINATION OF SERVICE AS A DIRECTOR.

          (a) TERMINATION OF DIRECTOR STATUS. If the Optionee ceases to be a director of the Company for any reason other than the Optionee's death or disability within the meaning of section 422(c) of the Code, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be a director, may be exercised by the Optionee at any time prior to the expiration of three (3) months from the date the Optionee's service as a director of the Company terminated, but in any event no later than the Option Term Date. If the Optionee ceases to be a director of the Company because of the death of the Optionee or disability of the Optionee within the meaning of section 422(c) of the Code, the Option, to the extent unexercised and exercisable by the Optionee on the date of such death or disability, may be exercised by the Optionee (or the Optionee's legal representative) at any time prior to the expiration of six (6) months from the date the Optionee's service as a director of the Company terminated, but in any event no later than the Option Term Date. The Optionee's service as a director of the Company shall be deemed to have terminated on account of death if the Optionee dies within one (1) month after the Optionee's termination of service as a director of the Company.

          (b) EXERCISE PREVENTED BY LAW. Except as provided in this paragraph 7, the Option shall terminate and may not be exercised after the Optionee's service as a director of the Company terminates unless the exercise of the Option in accordance with this paragraph 7 is prevented by the provisions of paragraph 4(f) above. If the exercise of the Option is so prevented, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Term Date.

          (c) OPTIONEE SUBJECT TO SECTION 16(B). Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above would subject the Optionee to suit under Section 16(b) of the Securities Exchange Act of 1934, as amended, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of service as a director of the Company, or (iii) the Option
Term Date.

     8. TRANSFER OF CONTROL. An "Ownership Change" shall be deemed to have occurred in the event any of the following occurs with respect to the Company.

          (a) the direct or indirect sale or exchange by the stockholders of the Company of all or substantially all of the stock of the Company;

          (b)  a merger in which the Company is a party; or

          (c) the sale, exchange, or transfer (including, without limitation, pursuant to a liquidation or dissolution) of all or substantially all of the Company's assets (other than a sale, exchange, or transfer to one (1) or more corporations where the stockholders of the Company before such sale, exchange, or transfer retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the corporation(s) to which the assets were transferred).

     A "Transfer of Control" shall mean an Ownership Change in which the stockholders of the Company before such Ownership Change do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company.

     In the event of a Transfer of Control, any unexercisable portion of the Option shall be immediately exercisable as of a date prior to the Transfer of Control, as the Board determines. The Option shall terminate effective as of the date of the Transfer of Control to the extent that the Option is not exercised as of the date of the Transfer of Control.

     9. EFFECT OF CHANGE IN STOCK SUBJECT TO THE OPTION. Appropriate adjustments shall be made in the number, exercise price and class of shares of stock subject to the Option in the event of a stock dividend, stock split, reverse stock split, combination, reclassification or like change in the capital structure of the Company. In the event a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change) shares of another corporation (the "New Shares"), the Company may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the number of shares and the exercise price shall be adjusted in a fair and equitable manner.

     10. RIGHTS AS A STOCKHOLDER. The Optionee shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of a certificate or certificates for the shares for which the Option has been exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such certificate or certificates are issued, except as provided in paragraph 9 above.

     11. LEGENDS. The Company may at any time place legends referencing any applicable federal and/or state securities law restrictions on this Option Agreement and/or all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company this Option Agreement and/or any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to effectuate the provisions of this paragraph.

     12. BINDING EFFECT. This Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

     13. TERMINATION OR AMENDMENT. The Board, including any duly appointed committee of the Board, may terminate or amend the Plan and/or the Option at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee.

     14. INTEGRATED AGREEMENT. This Option Agreement constitutes the entire understanding and agreement of the Optionee and the Company with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Company other than those as set forth or provided for herein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of this Option and shall remain in full force and effect.

     15. APPLICABLE LAW. This Option Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.

                                        NETWORK GENERAL CORPORATION


                                        By:
                                           --------------------------------

                                        Title:
                                              -----------------------------


     The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement, and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement.



Date:
     --------------------------------         --------------------------------
                                              Optionee's Signature




                                              --------------------------------
                                              Printed Name of Optionee

                           NETWORK GENERAL CORPORATION
                       NONQUALIFIED STOCK OPTION AGREEMENT
                              FOR OUTSIDE DIRECTORS
                               (SUBSEQUENT GRANT)

     Network General Corporation (the "Company"), granted to the individual named below an option to purchase certain shares of common stock of the Company, in the manner and subject to the provisions of this Option Agreement.

     1.   DEFINITIONS:

          (a)  "Optionee" shall mean____________________________.

          (b)  "Date of Option Grant" shall mean_____________________.

          (c) "Number of Option Shares" shall mean___________________shares of common stock of the Company as adjusted from time to time pursuant to paragraph 9 below.

          (d) "Exercise Price" shall mean $_____ per share as adjusted from time to time pursuant to paragraph 9 below.

          (e)  "Initial Exercise Date" shall be the date occurring thirty-seven
(37) months after the Date of Option Grant.

          (f)  "Initial Vesting Date" shall be the date occurring thirty-seven
(37) months after the Date of Option Grant.

          (g)  Determination of "Vested Ratio":

                                                                Vested Ratio
                                                                ------------

               On Date of Option Grant                                   0


               On Initial Vesting Date provided the                   1/12
               Optionee has continuously served as a
               director of the Company from the Date of Option Grant until the Initial Vesting Date


               PLUS


               For each full month of Optionee's continuous           1/12
               service as a director of the Company from the Initial Vesting Date.


               In no event shall the Vested Ratio exceed
               1/1.

          (h) "Option Term Date" shall mean the date ten (10) years after the Date of Option Grant.

          (i)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (j) "Company" shall mean Network General Corporation, a Delaware corporation, and any successor corporation thereto.

          (k) "Plan" shall mean the Network General Corporation 1989 Outside Directors Stock Option Plan.

     2. STATUS OF OPTION. This Option is intended to be a nonqualified stock option and shall not be treated as an incentive stock option as described in section 422(b) of the Code.

     3. ADMINISTRATION. All questions of interpretation concerning this Option Agreement shall be determined by the Board of Directors of the Company (the "Board") and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent reference herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted in the Plan, including, without limitation, the power to terminate or amend the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. Any officer of the Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

     4.   EXERCISE OF THE OPTION.

          (a) RIGHT TO EXERCISE. The Option shall first become exercisable on the Initial Exercise Date. The Option shall be exercisable on and after the Initial Exercise Date and prior to the termination of the Option in the amount equal to the Number of Option Shares multiplied by the Vested Ratio as set forth in paragraph 1 above less the number of shares previously acquired upon exercise of the Option. In no event shall the Option be exercisable for more shares than the Number of Option Shares. Notwithstanding the foregoing, in the event that the adoption of the Plan or any amendment of the Plan is subject to the approval of the Company's stockholders in order for the Option to comply with the requirements of Rule 16b-3, promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Option shall not be exercisable prior to such stockholder approval if the Optionee is subject to Section 16(b) of the Exchange Act.

          (b) METHOD OF EXERCISE. The Option shall be exercisable by written notice to the Company which shall state the election to exercise the Option, the number of shares for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this

Option Agreement. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified or registered mail, return receipt requested, to the Chief Financial Officer of the Company, or other authorized representative of the Company, prior to the termination of the Option as set forth in paragraph 6 below, accompanied by full payment of the exercise price for the number of shares being purchased.

          (c) FORM OF PAYMENT OF OPTION PRICE. Such payment shall be made in cash, by check, or in cash equivalent.

          (d) WITHHOLDING. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee shall make adequate provision for foreign, federal and state tax withholding obligations of the Company, if any, which arise in connection with the Option including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, or (ii) the transfer, in whole or in part, of any shares acquired on exercise of the Option.

          (e) CERTIFICATE REGISTRATION. The certificate or certificates for the shares as to which the Option shall be exercised shall be registered in the name of the Optionee, or, if applicable, the heirs of the Optionee.

          (f) RESTRICTION ON GRANT OF OPTION AND ISSUANCE OF SHARES. The grant of the Option and the issuance of the shares upon exercise of the Option shall be subject to compliance with all applicable requirements of federal or state law with respect to such securities. The Option may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other law or regulations. In addition, no Option may be exercised unless (i) a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

          (g) FRACTIONAL SHARES. The Company shall not be required to issue fractional shares upon the exercise of the Option.

     5. NON-TRANSFERABILITY OF THE OPTION. The Option may be exercised during the lifetime of the Optionee only by the Optionee and may not be assigned or transferred in any manner except by will or by the laws of descent or distribution.

     6. TERMINATION OF THE OPTION. The Option shall terminate and may no longer be exercised on the first to occur of (a) the Option Term Date as defined above, (b) the last date for exercising the Option following the Optionee's termination of service as a director of the

Company as described in paragraph 7 below, or (c) upon a Transfer of Control as described in paragraph 8 below.

     7.   TERMINATION OF SERVICE AS A DIRECTOR.

          (a) TERMINATION OF DIRECTOR STATUS. If the Optionee ceases to be a director of the Company for any reason other than the Optionee's death or disability within the meaning of section 422(c) of the Code, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be a director, may be exercised by the Optionee at any time prior to the expiration of three (3) months from the date the Optionee's service as a director of the Company terminated, but in any event no later than the Option Term Date. If the Optionee ceases to be a director of the Company because of the death of the Optionee or disability of the Optionee within the meaning of section 422(c) of the Code, the Option, to the extent unexercised and exercisable by the Optionee on the date of such death or disability, may be exercised by the Optionee (or the Optionee's legal representative) at any time prior to the expiration of six (6) months from the date the Optionee's service as a director of the Company terminated, but in any event no later than the Option Term Date. The Optionee's service as a director of the Company shall be deemed to have terminated on account of death if the Optionee dies within one (1) month after the Optionee's termination of service as a director of the Company.

          (b) EXERCISE PREVENTED BY LAW. Except as provided in this paragraph 7, the Option shall terminate and may not be exercised after the Optionee's service as a director of the Company terminates unless the exercise of the Option in accordance with this paragraph 7 is prevented by the provisions of paragraph 4(f) above. If the exercise of the Option is so prevented, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Term Date.

          (c) OPTIONEE SUBJECT TO SECTION 16(B). Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above would subject the Optionee to suit under Section 16(b) of the Securities Exchange Act of 1934, as amended, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of service as a director of the Company, or (iii) the Option
Term Date.

     8. TRANSFER OF CONTROL. An "Ownership Change" shall be deemed to have occurred in the event any of the following occurs with respect to the Company.

          (a) the direct or indirect sale or exchange by the stockholders of the Company of all or substantially all of the stock of the Company;

          (b)  a merger in which the Company is a party; or

          (c) the sale, exchange, or transfer (including, without limitation, pursuant to a liquidation or dissolution) of all or substantially all of the Company's assets (other than a sale, exchange, or transfer to one (1) or more corporations where the stockholders of the Company before such sale, exchange, or transfer retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the corporation(s) to which the assets were transferred).

     A "Transfer of Control" shall mean an Ownership Change in which the stockholders of the Company before such Ownership Change do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company.

     In the event of a Transfer of Control, any unexercisable portion of the Option shall be immediately exercisable as of a date prior to the Transfer of Control, as the Board determines. The Option shall terminate effective as of the date of the Transfer of Control to the extent that the Option is not exercised as of the date of the Transfer of Control.

     9. EFFECT OF CHANGE IN STOCK SUBJECT TO THE OPTION. Appropriate adjustments shall be made in the number, exercise price and class of shares of stock subject to the Option in the event of a stock dividend, stock split, reverse stock split, combination, reclassification or like change in the capital structure of the Company. In the event a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change) shares of another corporation (the "New Shares"), the Company may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the number of shares and the exercise price shall be adjusted in a fair and equitable manner.

     10. RIGHTS AS A STOCKHOLDER. The Optionee shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of a certificate or certificates for the shares for which the Option has been exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such certificate or certificates are issued, except as provided in paragraph 9 above.

     11. LEGENDS. The Company may at any time place legends referencing any applicable federal and/or state securities law restrictions on this Option Agreement and/or all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company this Option Agreement and/or any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to effectuate the provisions of this paragraph.

     12. BINDING EFFECT. This Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

     13. TERMINATION OR AMENDMENT. The Board, including any duly appointed committee of the Board, may terminate or amend the Plan and/or the Option at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee.

     14. INTEGRATED AGREEMENT. This Option Agreement constitutes the entire understanding and agreement of the Optionee and the Company with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Company other than those as set forth or provided for herein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of this Option and shall remain in full force and effect.

     15. APPLICABLE LAW. This Option Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.

                                       NETWORK GENERAL CORPORATION


                                       By:
                                          ----------------------------------

                                       Title:
                                             -------------------------------

     The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement, and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement.



Date:
     ---------------------------            ----------------------------------
                                            Optionee's Signature



                                            ----------------------------------
                                            Printed Name of Optionee